                                                                   EXHIBIT 10.8

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                         THE TRANSFER OF THIS WARRANT IS
                         RESTRICTED AS DESCRIBED HEREIN.

                           VICTORY ENTERTAINMENT CORP.

               Warrant for the Purchase of Shares of Common Stock,
                            par value $.001 per share

                     THIS WARRANT EXPIRES ON MARCH 28, 2003

No. 1                                                            800,000 Shares

         THIS CERTIFIES that, for value received, Wardley Investments Limited, with an address at Havilland Hall, Vaciquiedor, Saint Andrew Guernsey, Channel Islands GY68TP (including any transferee, the "Holder"), is entitled to subscribe for and purchase from Victory Entertainment Corp., a Florida corporation (the "Company"), upon the terms and conditions set forth herein at any time or from time to time before 5:00 P.M. on March 28, 2003, New York time (the "Exercise Period") 800,000 shares of the Company's Common Stock, par value $.001 per share ("Common Stock") at a price (the "Exercise Price") equal to: (i) $7.00 or if the Company shall cause to become effective a registration statement to register the Company's securities for public offer and sale (ii) 85% of the offering price of the securities offered in the Company's initial public offering. This Warrant is the Warrant or one of the Warrants issued pursuant to an offering (the "Offering") by the Company of Units, each Unit consisting of a $50,000 principal amount 12.0% Senior Secured Promissory Note (the "Notes") and a Common Stock Purchase Warrant to purchase 8,000 shares of Common Stock, pursuant to a Subscription Agreement, dated February 18, 2000 (the "Agreement"). As used herein the term

"this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

         The number of shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

         1. This Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, by the surrender of this Warrant (with the "Election to Exercise" attached hereto, duly executed) to the Company at its office at 1000 Universal Studios Plaza, Building 22A, Orlando, Florida 32819, or at such other place as is designated in writing by the Company, together with cash or a certified or bank cashiers check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised. Each Warrant not exercised prior to 5:00 p.m. on March 28, 2003 New York time shall become null and void and all rights thereunder shall cease as of such time.

         2. Upon receipt by the Company of the Warrant, the "Election to Exercise" and the aggregate Exercise Price for the Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise; provided, however, that if the date of such receipt is a date upon which the transfer books of the Company are closed, the Holder shall be deemed to be the record holder on the next succeeding business day on which such books are open. No later than three (3) business days after each such exercise of this Warrant, the Company shall issue and cause to be delivered to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the remaining unexercised balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         3. (a) Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or repre-sentative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall cause to be delivered a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder.

                  (b) The Holder acknowledges that he has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the Company's reliance thereon is based in part upon the representations made by the original Holder in the original Holder's Subscription Agreement executed and delivered in accordance with the terms of the Offering (the "Subscription Agreement"). The Holder acknowledges that he is familiar with the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Warrant or such Warrant Shares except as specifically provided herein or in the Subscription Agreement, or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

         4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase Warrant Shares granted pursuant to the outstanding Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that the Warrant Shares, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

         5. (a) In case the Company shall at any time after the date this Warrant is first issued (i) declare a dividend on any class of the outstanding capital stock of the Company (the "Capital Stock") payable in shares of its Capital Stock, (ii) subdivide any class of the outstanding Capital Stock, or
(iii) combine any class of the outstanding Capital Stock into a smaller number of shares, then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, or combination, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares for such consideration which, if such Warrant had been exercised immediately prior to such time at the then-current exercise price, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, or combination. Such adjustment shall be made successively whenever any event listed above shall occur.

                  Additionally, if the Company at any time shall issue any shares of Common Stock prior to the exercise of this entire Warrant (other than (i) issuances in connection with the Company's initial public offering of securities or (ii) issuances in connection with Sections 5 and 6 of this Warrant, or (iii) pursuant to options, warrants, or other obligations to issue shares of Common Stock, outstanding on the date of the issuance of this Warrant; [(i), (ii) and (iii) above, are hereinafter referred to as the "Existing Option Obligations"], for a consideration less than the Exercise Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Exercise Price shall be reduced as follows: (i) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Exercise Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Company upon such issue of additional shares of Common Stock; and (ii) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. The resulting quotient shall be the adjusted exercise price. Except for the Existing Option Obligations and options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Company, for purposes of this adjustment, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Exercise Price upon the issuance of shares of Common Stock upon exercise of such exercise or purchase rights.

                  (b) No adjustment in the Exercise Price shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Section 5(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                  (c) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (d) Whenever there shall be an adjustment as provided in this
Section 5, the Company shall promptly cause written notice thereof to be sent by Certified mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                  (e) The Company shall not be required to issue fractions of shares of Common Stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

         6. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities. property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                  (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination. but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value or from no par value to a specified par value or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                  (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations mergers, sales, leases, or conveyances. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer or delivery of this Warrant to a person other than, or the issuance and delivery of any certificate in a name other than that of the registered Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         7. (a) (i) The Company shall register for public resale the Warrant Shares (the "Registrable Securities") in the initial public offering of the Company's securities.

         (ii) PIGGYBACK REGISTRATION. If, at any time after the completion of an initial public offering of the Company's securities, the Company proposes to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (other than pursuant to Form S-8 or successor form), (for purposes of this

Section 7, collectively, a "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at least thirty
(30) days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "Requesting Holder"), made within twenty (20) days after receipt of the Notice, requesting the Company to include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders except as provided in this
Section 7.

                  With respect to the Piggyback Registration only, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

                (iii) DEMAND REGISTRATION RIGHTS. At any time commencing on the day following the completion of an initial public offering of the Company's Securities, and expiring on the fifth anniversary therefrom, the Requesting Holders of a Majority (as hereinafter defined) in interest of the Registrable Securities shall have the right to require the Company, at the Company's sole cost and expense, to prepare, file with the Commission within thirty (30) days of receiving the Registration Request (as defined herein) and cause to become effective within sixty (60) days thereafter, on one (1) occasion, a registration statement on Form S-l, or other appropriate form, and such other documents, including a prospectus, as may be necessary in order to comply with the provisions of the Act, to register a public offering and sale, for a period of not less than eighteen (18) months, of the Registrable Securities by such Requesting Holders and any other Requesting Holders of the Registrable Securities who notify the Company within fifteen (15) business days after receipt of the notice described in this Section 7(a) (iii).

                  The Requesting Holders shall exercise their right to demand registration under this section by notice (the "Registration Request"). The Company covenants and agrees to give notice of any Registration Request under this section by any Requesting Holders to all other registered holders of Registrable Securities no later than ten (10) calendar days from the date of the receipt of any such Registration Request.

                  For purposes of this section, the term "Majority" means an amount in excess of fifty percent (50%) of the number of then outstanding Registrable Securities that (i) are not held by the Company, an affiliate, director, officer, creditor, employee, or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in con-junction therewith, or (ii) have not been resold to the public pursuant to a Registration Statement filed with the Commission under the Act or pursuant to an exemption therefrom.

                  (b) In the event of a registration pursuant to the provisions of this Section 7, the Company shall cause the Registrable Securities so registered to be registered or qualified for sale under the securities and/or blue sky laws of such jurisdictions as the holder or such holders (the "Eligible Holders") may reasonably request; provided however, that the Company shall not by reason of this Section 7(b) be required to qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service of process.

                  (c) The Company shall keep effective any registration or qualification contemplated by this Section 7 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required (but not less than eighteen (18) months) to permit the Eligible Holders to complete the offer and sale of the Registrable Securities covered thereby. If the Company fails to keep the Registration Statement referred to in Section 7 above continuously effective during the requisite period, then the Company shall promptly update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof. Notwithstanding the foregoing, the failure of the Company to keep effective any registration statement contemplated by this Section 7 shall be deemed to be a breach of this
Section 7.

                  (d) In the event of a registration pursuant to the provisions of this Section 7, the Company shall furnish to each Eligible Holder such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder. and such other documents as any Eligible Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

                  (e) In the event of a registration pursuant to the provision of this Section 7, the Company and each Eligible Holder shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form with each underwriter, if any, and, if requested, enter into an underwriting agreement containing customary representations, warranties, allocation of expenses, and customary closing conditions, including, without limitation, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Registrable Securities.

                  (f) The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Act it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144.

                  (g) The Company agrees that each Eligible Holder of Registrable Securities will suffer damages if the Company fails to fulfill its obligations under this Section 7 and that ascertaining the extent of such damages with precision would not be feasible. If the Company breaches this
Section 7, each Eligible Holder shall receive a cash payment equal to the greater of (i) 10% of the Eligible Holder's aggregate per share Exercise Price or (ii) 10% of the fair market value of the Common Stock multiplied by the number of Warrant Shares held or which may be purchased by that Eligible Holder, for each 30-day delay, or part thereof payable promptly after the expiration of each 30 day period, in the filing of the registration statement or effective date of the registration statement, whichever may be applicable. For purposes of this Section, "fair market value" shall mean the average of the closing bid and closing asked prices of the Common Stock on the five (5) consecutive trading days immediately prior to the date of the Company's breach of this Section 7.

         8. At any time during the Exercise Period, the Holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of fully paid and non-assessable Warrant Shares determined in accordance with this Section 8, by surrendering this Warrant at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged (the "Notice of Exchange") and the date on which the Holder requests that such Warrant Exchange occur (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to the Holder's Warrant certificate, shall be issued as of the Exchange Date and delivered to the Holder within five (5) business days following the Exchange Date. In connection with any Warrant Exchange, the Holder's Warrant certificate shall represent the right to subscribe for and acquire (i) the number of Warrant Shares (rounded to the next highest integer) equal to the product of (A) the number of Warrant Shares as to which the warrants are being exercised as specified by the Holder in its Notice of Exchange (the "Total Share Number") multiplied by (y), a fraction, the numerator of which is the Market Price (as defined herein) of the Common Stock less the Exercise Price of the Warrant Shares and the denominator of which is the Market Price per share of Common Stock. Solely for the purposes of this Section 8, Market Price shall be calculated either (i) on the date on which the form of election to exercise attached hereto is deemed to have been sent to the Company or (ii) as the average of the Market Price for each of the five trading days immediately preceding the Notice Date, whichever of (i) or (ii) results in a greater Market Price.

                  For the purpose of this Section 8, the phrase "Market Price" at any date shall be deemed to be the (i) last reported sale price on the last trading day or, in case no such reported sale takes place on such day, the average last reported sale price for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, (ii) if the Common Stock is not listed or admitted to trading on any national securities exchange but is listed or quoted upon the Nasdaq National Market or SmallCap Market (referred to hereinafter as "NASDAQ"), the closing bid price on the last trading day, or, in case no such reported bid takes place on such day, the average closing bid price for the last three (3) trading days, as furnished by NASDAQ or similar organization if NASDAQ is no longer reporting such information, or (iii) if the Common Stock is not listed upon a principal exchange or quoted on NASDAQ, but quotes for the Common Stock are available in the OTC Bulletin Board or "pink sheets" the closing bid price on the last trading day, or, in case no such bid takes place on such day, the average closing bid price for the last three (3) trading days as furnished on the OTC Bulletin Board or any other reliable reporting service or (iv) in the event the Common Stock is not traded upon a principal exchange and not listed on NASDAQ and quotes are not available on the OTC Bulletin Board or any other reliable reporting service, the price as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

         9. The shares of Common Stock received upon the exercise of this Warrant are subject to certain Lock-Up provisions contained in the Subscription Agreement between the Company and the original Holder of this Warrant.

         10. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents, and counsel, and each person. if any, who controls any such person within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include for all purposes of this Section 8, without limitation, reasonable attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with, or (i) any breach of any representation, warranty, covenant, or agreement of the Company contained in any of the Warrants, any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto relating to the sale of any of the Registrable Securities, or (B) in any application or other document or communication (in this Section 8 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto or in any application, as the case may be. Notwithstanding the foregoing, the Company shall not be responsible for any failure of Weatherly Securities Corp. ("Weatherly" ) to file, on behalf of the Company, Blue Sky applications in jurisdictions where Weatherly is offering Units (as defined in the Subscription Agreement) and where such application is required by law. The foregoing agreement to indemnify, shall be in addition to any liability the company may otherwise have, including liabilities arising under any of the Warrants.

                  If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability under this Section 8(a) unless the Company shall have been materially prejudiced by such failure or relieve the Company from any liability other than pursuant to this Section 8(a)) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party, or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 8 to the contrary, notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company agrees promptly to notify the Eligible Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

                  (b) The Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by the Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Eligible Holders in Section 8(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Holder by or on behalf of the Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or an amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Holder pursuant to this Section 8(b), the Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 8(a). Notwithstanding the foregoing or anything to the contrary provided for in this Warrant, the total aggregate liability of each Holder shall not exceed the aggregate cash proceeds received by such Holder in connection with the sale of the Warrant Shares, Warrant Securities and/or any Registrable Security.

                  (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 8(a) or 8(b) (subject to the limitations thereof) but it is found in a final judicial determination not subject to further appeal, that such indemnification may not be enforced in such case even though this Warrant expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Eligible Holders of the Registrable Securities included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holders in connection with the facts which re-sulted in such losses, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by such Eligible Holders and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages. and expenses (even if the Eligible Holders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 8(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of all Registrable Securities) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of all Registrable Securities) by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent representation. For purposes of this
Section 8(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of each such Eligible Holder or control person shall have the same rights to contribution as each Eligible Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the company, subject in each case to the provisions of this Section 8(c). Anything in this
Section 8(c) to the contrary, notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8(c) is intended to supersede any right to contribution under the Act, the Exchange Act or otherwise.

         11. Unless registered pursuant to the provisions of Section 7 hereof, the Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such warrant Shares shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST

                  THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

         In addition, any Warrants issued upon transfer or any new Warrants issued shall bear a similar legend.

         12. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated) including an affidavit of the Holder thereof that this Warrant has been lost, stolen, destroyed or mutilated, together with an indemnity against any claim that may be made against the Company on account of such lost, stolen, destroyed or mutilated Warrant, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

         13. The Holder of any Warrant shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company except as provided in this warrant.

         14. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflicts of law.

         15. The Company irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant. or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 11(G)(ii) of the Subscription Agreement. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear to answer such summons, complaint or other process.

         16. Any or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight deliver, or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at 1000 Universal Studios Plaza, Building 22A, Orlando, Florida 32819, Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 15. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 15. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 5 shall be deemed given at the time of receipt thereof.

         17. No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Warrant upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

         18. This Warrant may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Warrant, and all future Holders shall be bound thereby.


Dated:  March 28, 2000

                                           VICTORY ENTERTAINMENT
                                           CORPORATION

                                           By:
                                              --------------------------------
                                              Name:  Michael Gerber
                                              Title: Present and Chief Executive
                                                     Officer

--------------------------------
------------------------, Secretary

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

         FOR VALUE RECEIVED, _____________________________ hereby sells, assigns. and transfers unto_________________________ a Warrant to purchase ________________ shares of Common Stock, par value $___ per share, of Victory Entertainment Corp. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.


Dated:--------------------------
                                            Signature
                                                     --------------------------

                                            Signature Guarantee
                                                     --------------------------


                                     NOTICE

         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

         To:      Victory Entertainment Corporation
                  1000 Universal Studies Plaza
                  Building 22A
                  Orlando, Florida  32819

                              ELECTION TO EXERCISE

The undersigned hereby exercises his or its rights to purchase_______________ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $___________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Warrant shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:--------------------------

                                                Name:
                                                     --------------------------
                                                     (Print)

Address:-----------------------------------------------------------------------


                                                -------------------------------
                                                (Signature)


                                                -------------------------------
                                                (Signature Guarantee)

                                                -------------------------------
                                                (Signature Guarantee)